EXHIBIT 10.25

SECURED PROMISSORY NOTE

$200,000.00	August 9, 2017

FOR VALUE RECEIVED, the undersigned (hereinafter referred to as "Maker") promises to pay to the order of CAM GROUP OF FLORIDA, at such address as the Lender shall specify in writing to the Borrower, (hereinafter collectively referred to as the "Lender"), the principal sum of TWO HUNDRED THOUSAND DOLLARS (US $200,000.00), together with interest thereon from the date or dates of disbursement of the aforesaid principal sum. Principal and interest shall be payable as follows:

The entire outstanding principal balance together with accrued interest shall be due and payable to Lender NINETY DAYS from the date of this Note.

Interest on this Note shall accrue at a rate of Ten Percent (10%) per annum commencing on the date of this Note.

Interest on this Note shall be computed on the basis of a 360-day year consisting of twelve 30-day months for the actual number of days elapsed. The aforesaid payments shall be applied first to accrued interest on the unpaid balance at the rate herein above specified and next to the payment of principal. Interest shall be accrued on the unpaid balance of principal existing on each day during the payment period.

This Note may be prepaid in part or in full at any time without penalty. The payment of any larger or additional sum in advance of the payments herein required shall not relieve the Maker of the payment of the regular installments or of any other sums due as herein provided.

It is agreed hereby that if any payment of the principal sum or above mentioned interest, or any installment thereof, or any interest thereon, not be made within ten (10) business days of when due or in the event default be made in the performance or compliance with any of the covenants and conditions of this Note; or upon any default in the payment of any sum due by Maker to Lender under any other note, security instrument or other written obligation of any kind now existing or hereafter created; or upon the insolvency, bankruptcy, or dissolution of the Maker hereof; then, in any or all such events, the entire amount of principal of this Note with all interest then accrued, shall, at the option of the Lender of this Note and without notice (the Maker hereby expressly waives notice of such default), become and be due and collectible, time being of the essence of this Note.

This Note shall be the joint and several obligations of all makers, sureties, guarantors, and endorsers, and shall be binding upon them, their heirs, personal representatives, successors, and assigns. Each and every of the aforementioned parties, and all other parties, and all other persons now or hereafter becoming parties hereto and obligated or liable for the payment hereof, do, jointly and severally waive demand, presentment for payment, protest and notice of protest and non-payment of this Note, and expressly agree, jointly and severally, that in the event of default as specified herein, the whole of the indebtedness hereof shall become immediately due and payable, at the option of the legal Lender of this

Note, and if this Note becomes in default to pay all costs of collection, including reasonable attorneys' fees legal assistants' fees for services and costs in the enforcement hereof either prior or subsequent to judgment, whether in judicial proceedings, including but not limited to appellate proceedings or otherwise. The obligation to pay such attorneys' fees and costs shall survive the entry of any judgment hereon and shall not merge with the same. Failure or delay on the part of the legal Lender hereof in exercising said option shall not operate as a waiver of the right to exercise said option any time during the continuance of any such default or in the event of any subsequent default. After maturity or default, this Note shall bear interest at the highest rate permitted under then applicable law provided, however, in no event shall such rate exceed the highest rate permissible under the applicable law.

All makers, sureties, guarantors, and endorsers and any other persons, firms or corporations becoming liable under this Note hereby consent to any advances, extensions or renewals of this Note or any part thereof, without joinder of the undersigned, and waive all and every kind of notice of such advances, extensions, renewals or changes, and agree to remain and continue liable under said Note until the indebtedness hereof is fully paid, notwithstanding any extension or extensions of the time of, or for the payment of said indebtedness, nor any change or changes by way of release or surrender or substitution of any real property and collateral, or either, held as security for this Note.

The undersigned does not intend or expect to pay nor does the Lender hereof intend or expect to charge, accept or collect any interest greater than the highest legal rate of interest, which may be allowed by law. Should the acceleration hereof or any changes made hereunder result in the computation or earning of interest in excess of such legal rate, any and all such excess shall be and the same is hereby waived by the Lender hereof, and any such excess shall be credited by the Lender to the balance hereof.

Lender may, at any time, sell, transfer or assign this Note and the other related loan document and any or all servicing rights with respect to this Note, or grant participations in this Note. Lender may forward to any prospective purchaser all documents and information Lender now has or may acquire, as Lender determines necessary or desirable, including, without limitation, financial information regarding Maker.

This Note is secured by that certain General Collateral Assignment and Security Agreement executed by Maker and delivered to Lender.

Maker agrees to pay any recording fees, filing fees, documentary stamp taxes or other charges arising out of or incident to the filing, the issuance and delivery of this Note or the delivery and recording of such further assurances and instruments as may be required by Lender.

Maker hereby knowingly, voluntarily and intentionally waives the right it may have to a trial by jury in respect of any litigation based hereon, or arising out of under or in connection with this Note and any document contemplated to be executed in conjunction herewith, or any course of conduct, course of dealing, statements (whether verbal or written) or action of either party.

Maker’s Signature:

________________________

PAYMEON, INC.

Makers Address:

2688 NW 29TH TERRACE, BLDG 13

OAKLAND PARK, FL  33316

GENERAL COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT

THIS GENERAL COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT (“Agreement”), dated August 9, 2017, is by and between Paymeon, Inc., a Nevada corporation, along with its wholly-owned subsidiaries, whose primary place of business is 2688 NW 29th Terrace, Building 13, Oakland Park, Fl.  33316 (“Debtor”) in favor of CAM Group of Florida (the “Secured Party”).

W I T N E S S E T H:

WHEREAS, Debtor has agreed to borrow TWO HUNDRED THOUSAND DOLLARS ($200,000.00) from the Secured Party; and

WHEREAS, Secured Party has entered or is about to enter into a Secured Note financing arrangement pursuant to which Secured Party will lend to Debtor, as evidenced by Borrower’s Secured Promissory Note, the principal amount of TWO HUNDRED THOUSAND DOLLARS ($200,000.00) dated of even date herewith, by and between Secured Party and Debtor (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Note”) and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Agreement (all of the foregoing, together with the Note, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”); and

WHEREAS, in order to induce Secured Party to enter into the Financing Agreements and to make loans and advances and provide other financial accommodations to Debtor pursuant thereto, Debtor has agreed to grant to Secured Party certain collateral security as set forth herein;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby agrees as follows:

1. Grant of Security Interest.  As collateral security for the prompt performance, observance and indefeasible payment in full of the Note, Debtor hereby grants to the Secured Party, a continuing security interest in, and a lien upon, and hereby assigns to the Secured Party, as security, all property and interests in property of the Debtor, whether now owned or hereafter acquired or existing, and wherever located (together with all other collateral security for the Obligations at any time granted to or held or acquired by the Secured Party, collectively, the “Collateral”), including, without limitation, the following:

(i)

all Accounts;

(ii)

all Equipment;

(iii)

all General Intangibles;

(iv)

all Inventory; and

(v)

all proceeds and products of (i), (ii), (iii), and (iv)

2. Perfection of Security Interests.  Debtor irrevocably and unconditionally authorizes the Secured Party (or its agents) to file at any time and from time to time such financing statements with respect to the Collateral naming the Secured Party or its designee as the secured party and the Debtor or any wholly-owned subsidiary of the Debtor as debtor, as the Secured Party may require, and including any other information with respect to the Debtor or otherwise required by part 5 of Article 9 of the UCC of such jurisdiction as the Secured Party may determine, together with any amendment and continuations with respect thereto, which authorization shall apply to all financing statements filed on, prior to or after the date hereof. Debtor hereby ratifies and approves all financing statements naming the Secured Party or its designee as secured party and Debtor as debtor with respect to the Collateral (and any amendments with respect to such financing statements) filed by or on behalf of the Secured Party prior to the date hereof and ratifies and confirms the authorization of the Secured Party to file such financing statements (and amendments, if any). Debtor hereby authorizes the Secured Party to adopt on behalf of Debtor any symbol required for authenticating any electronic filing. In no event shall Debtor at any time file, or permit or cause to be filed, any correction statement or termination statement with respect to any financing statement (or amendment or continuation with respect thereto) naming the Secured Party or its designee as secured party and Debtor as debtor.

Debtor hereby agrees to promptly file such documents and to enter into any such agreements in order to perfect the Secured Party security interest in the Collateral which is not located in the United States.

Debtor shall take any other actions reasonably requested by the Secured Party from time to time to cause the attachment and perfection of, and the ability of the Secured Party to enforce, the security interest of the Secured Party in any and all of the Collateral.

3. Covenants Relating to Collateral; Indebtedness; Dividends.  The Debtor covenants that:

(a)

It shall at all times: be the owner of each and every item of Collateral, defend the Collateral against the claims and demands of all persons and in the case of tangible property constituting part of the Collateral, properly maintain and keep in good order and repair such property and keep such property fully insured with responsible companies acceptable to the Secured Party against such risks as such Collateral may be subject to, or as the Secured Party may request.

(b) Upon the occurrence and after the continuance of an event of default under the Financing Agreements, at any time or from time to time thereafter (until such time as the event of default has been cured or waived): (i) the Secured Party shall have the right to exercise any and all other rights and remedies provided for herein, under the UCC and at law or equity generally, including, without limitation, the right to foreclose the security interests granted herein and to realize upon any Collateral by any available judicial procedure and/or to take possession of and sell any or all of the Collateral with or without judicial process; (ii) with or without having the Collateral at the time or place of sale, the Secured Party may sell the Collateral, or any part thereof, at public or private sale, at any time or place, in one or more sales, at such price or prices, and upon such terms, either for cash, credit or future delivery, as the Secured Party may elect.

4. General Representations, Warranties and Agreements.  Debtor hereby represents warrants and agrees that:

(b)

Debtor’s legal name is as set forth on the signature page of this Agreement.

(c) The execution, delivery and performance of this Agreement are within Debtors powers, have been duly authorized by all required action and do not and will not contravene any law or any agreement or undertaking to which Debtor is a party or by which Debtor may in any way be bound or, if such Debtor is a corporation, its charter documents.

5.

Expenses of Debtor’s Duties; the Secured Party’s Right to Perform on Debtor’s Behalf.

(a) The Debtor’s agreements and duties hereunder shall be performed by it at its sole cost and expense.

(b) If Debtor shall fail to do any act or thing which it has covenanted to do hereunder, the Secured Party may (but shall not be obligated to) do the same or cause it to be done, either in its name or in the name and on behalf of Debtor, and Debtor hereby irrevocably authorizes the Secured Party so to act.

6. No Waivers of Rights hereunder; Rights Cumulative. No delay by the Secured Party in exercising any right hereunder, or in enforcing any of the obligations under the Financing Agreements (the “Obligations”), shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude other or further exercises thereof or the exercise of any other right. No waiver of any Obligations shall be enforceable against the Secured Party unless in writing and unless it expressly refers to the provision affected; any such waiver shall be limited solely to the specific event waived. All rights granted the Secured Party hereunder shall be cumulative and shall be supplementary of and in addition to those granted or available to the Secured Party under any other agreement with respect to the Obligations or under applicable law and nothing herein shall be construed as limiting any such other right.

7. Termination. This Agreement shall continue in full force and effect until all the Obligations then outstanding (whether absolute or contingent) relating to the Secured Note shall have been paid and satisfied in full, or other arrangements for the securing of such Obligations satisfactory to the Secured Party shall have been made.

8. Governing Law; Jurisdiction; Certain Waivers. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida applied to contracts to be performed wholly within the State of Florida. Any judicial proceeding brought by or against any Debtor with respect to any of its Obligations, this Agreement or any related agreement may be brought in any court of competent jurisdiction in the State of Florida, United States of America, and, by execution and delivery of this Agreement, Debtor accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Debtor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified or registered mail (return receipt requested) directed to Debtor at its address set forth in Section 10, and service so made shall be deemed completed five days after the same shall have been so deposited in the mails of the United States of America. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of the Secured Party to bring proceedings against Debtor in the courts of any other jurisdiction. Debtor waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Any judicial proceeding by Debtor against the Secured Party involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any related agreement, shall be brought only in a federal or state court located Broward County, State of Florida.

EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

The Secured Party shall not be required to take any steps necessary to preserve rights against prior parties.

9. Notices.

(a)

All notices, requests and demands to or upon the respective parties hereto shall be in writing and shall be deemed to have been duly given or made:  if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if by registered or certified mail, return receipt requested, five (5) days after mailing.  All notices, requests and demands upon the parties are to be given to the following addresses (or to such other address as any party may designate by notice in accordance with this Section):

If to Debtor:	Attn: Chief Executive Officer
2688 NW 29th Terr, Bldg 13
Oakland Park, Fl 33316

If to Secured Party:	CAM GROUP OF FLORIDA
2731 NE 14th Street, Suite 832B
Pompano Beach, Fl. 33062

10. General.

(a) If this Agreement is executed by two or more Debtor, they shall be jointly and severally liable hereunder, all provisions hereof regarding the Obligations or the Collateral shall apply to the Obligations and Collateral of any or all of them and the termination of this Agreement as to one or more of such Debtor shall not terminate this Agreement as to any remaining Debtor.

(b) All references to the plural herein shall also mean the singular and to the singular shall also mean the plural.  All references to Debtor and Secured Party pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective successors and assigns.  The words “hereof,” “herein,” “hereunder,” “this Agreement” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.  All references to the term “Person” or “Persons” herein shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock company, trust, joint venture or other entity or any government or any agency, instrumentality or political subdivision thereof.

(c) This Agreement, the other Financing Agreements and any other document referred to herein or therein shall be binding upon Debtor and its successors and assigns and inure to the benefit of and be enforceable by Secured Party and its successors and assigns.

(d) If any provision of this Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

(e) Neither this Agreement nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by Secured Party.  Secured Party shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of their respective rights, powers and/or remedies unless such waiver shall be in writing and signed by Secured Party.  Any such waiver shall be enforceable only to the extent specifically set forth therein.  A waiver by Secured Party of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Secured Party would otherwise have on any future occasion, whether similar in kind or otherwise.

(f) This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall have the same force and effect as the delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of any such agreement by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Agreement.

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IN WITNESS WHEREOF, Debtor and Secured Party have executed this Agreement as of the day and year first above written.

Paymeon, Inc.

By:

Edward A. Cespedes, CEO

CAM GROUP OF FLORIDA